                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2000
                                                        -------------------

                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-23340
                                     -------
                            (Commission File Number)

                                   21-0332317
                                   ----------
                      (IRS Employer Identification Number)

            105 Westpark Drive, Suite 300, Brentwood, Tennessee 37027
            ---------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (615) 373-3100
                                                           ---------------
                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


                                                Exhibit Index Located on Page: 2
                                                       Total Number of Pages: 54

Item 2.  Acquisition or Disposition of Assets

         On September 20, 2000, Secure Pharmacy Plus, Inc., a Tennessee corporation (the "Company") that is a wholly-owned subsidiary of America Service Group Inc. ("ASG"), purchased the assets comprising Stadtlanders Corrections Division from certain affiliates of Bergen Brunswig Corporation (""BBC") for $6.25 million in cash. The Company acquired the assets pursuant to an Asset Purchase Agreement, dated September 20, 2000 (the "Purchase Agreement"), between the Company and such entities. In addition to the cash purchase price, the Company purchased the inventory of and assumed certain liabilities of the Corrections Division.

         The purchase price paid to BBC is subject to increase or decrease on a dollar-for-dollar basis by an amount equal to the amount by which certain working capital items, as reflected on a post-closing schedule of such items, exceeds or is less than the estimated amounts thereof. BBC is obligated to deliver the post-closing schedule to the Company as promptly as practical following the closing. The Company will account for the acquisition of Stadtlanders Corrections Division using the purchase method of accounting.

         The Company obtained the purchase price for the acquisition of Stadtlanders Corrections Division from an advance pursuant to the revolving credit facility under its Amended and Restated Credit Agreement, dated as of August 1, 2000, among ASG, as borrower, ASG's subsidiaries as listed therein, as guarantors, the lenders identified therein and Bank of America, N.A., as Administrative Agent and as Issuing Bank. The amount available for borrowing pursuant to the revolving credit facility following the consummation of the acquisition is approximately $5,839,000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements

         Not applicable.

         (b)  Pro Form Financial Information

         Not applicable.

         (c)  Exhibits

99.1 Asset Purchase Agreement, dated September 20, 2000, by and among Secure Pharmacy Plus, Inc.; Stadtlander Operating Company L.L.C.; Stadtlander Licensing Company, LLC; Stadtlander Drug of California, LP and Stadtlander Drug of Hawaii, LP.

99.2 Text of Press Release of America Service Group Inc., dated September 20, 2000.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  October 4, 2000



                                             AMERICA SERVICE GROUP INC.



                                         By: /s/ Bruce A Teal
                                             -----------------------------------
                                             Bruce A. Teal
                                             Senior Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX




Exhibit
-------

99.1 Asset Purchase Agreement, dated September 20, 2000, by and among Secure Pharmacy Plus, Inc.; Stadtlander Operating
         Company L.L.C.; Stadtlander Licensing Company, LLC;
         Stadtlander Drug of California, LP and Stadtlander
         Drug of Hawaii, LP.

99.2     Text of Press Release of America Service Group Inc., dated
         September 20, 2000.
